The Bond Fund of America, Inc.
                              333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $380,190
------------------ --------------------------------
------------------ --------------------------------
Class B            $27,468
------------------ --------------------------------
------------------ --------------------------------
Class C            $23,053
------------------ --------------------------------
------------------ --------------------------------
Class F            $12,864
------------------ --------------------------------
------------------ --------------------------------
Total              $443,575
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $4,744
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $966
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,775
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $250
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $111
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $243
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $5,258
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $5,441
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $2,549
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $3,327
------------------ --------------------------------
------------------ --------------------------------
Total              $24,664
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3152
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2657
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2610
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3121
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3091
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2528
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2536
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2883
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3102
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2604
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2628
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2885
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3132
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3339
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,259,483
------------------ ----------------------------------
------------------ ----------------------------------
Class B            105,134
------------------ ----------------------------------
------------------ ----------------------------------
Class C            95,656
------------------ ----------------------------------
------------------ ----------------------------------
Class F            47,698
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,507,971
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        16,943
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        4,010
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        7,725
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        965
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        410
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          1,090
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          22,235
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          21,509
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          10,019
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          11,055
------------------ ----------------------------------
------------------ ----------------------------------
Total              95,961
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.51
----------------------- -------------------------